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                                                                 EXHIBIT 10.4(g)

                                                                  EXECUTION COPY


   LIMITED WAIVER TO LETTER OF CREDIT AGREEMENT, SECOND AMENDED AND RESTATED
            COMMODITIES REPURCHASE AGREEMENT AND SECOND AMENDED AND
                     RESTATED RECEIVABLES PURCHASE AGREEMENT

         This LIMITED WAIVER TO LETTER OF CREDIT AGREEMENT, SECOND AMENDED AND RESTATED COMMODITIES REPURCHASE AGREEMENT AND SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (the "Waiver") is dated as of November 18, 2003, by and among (1) Link Energy Limited Partnership (formerly EOTT Energy Operating Limited Partnership) ("Link OLP"), Link Energy Canada Limited Partnership (formerly EOTT Energy Canada Limited Partnership) ("Link Canada"), EOTT Energy Liquids, L.P. ("EOTT Liquids") and Link Energy Pipeline Limited Partnership (formerly EOTT Energy Pipeline Limited Partnership) ("Link Pipeline", and together with Link OLP, Link Canada and EOTT Liquids, the "Borrowers"), Link Energy LLC (formerly EOTT Energy LLC) ("Link LLC"), Link Energy General Partner LLC (formerly EOTT Energy General Partner, L.L.C.) ("Link GP", and together with Link LLC, the "Guarantors"), (2) Standard Chartered Bank ("Standard Chartered"), and (3) Standard Chartered Trade Services Corporation ("SCTSC"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Letter of Credit Agreement (as defined below).

                  WHEREAS, the Borrowers, each Guarantor and Standard Chartered as administrative agent for the LC Participants (in such capacity, the "LC Agent") and as LC Participant, LC Issuer and Collateral Agent, entered into that Letter of Credit Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Letter of Credit Agreement");

                  WHEREAS, Link OLP, SCTSC and Standard Chartered have entered into that Second Amended and Restated Commodities Repurchase Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Crude Oil Purchase Agreement");

                  WHEREAS, Link OLP, SCTSC and Standard Chartered have entered into that Second Amended and Restated Receivables Purchase Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Receivables Purchase Agreement"); and

                  WHEREAS, the Borrowers and Guarantors have requested, and Standard Chartered and SCTSC are willing to grant, a waiver with respect to the Letter of Credit Agreement, Crude Oil Purchase Agreement and Receivables Purchase Agreement as set forth herein subject to the terms and conditions contained herein.

                  NOW THEREFORE, in consideration of the premises contained in this Waiver, and fully intending to be legally bound by this Waiver, the Borrowers, the Guarantors, Standard Chartered and SCTSC hereby agree as follows:

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         SECTION 1. LIMITED WAIVER. (a) Effective as of the Effective Date,
Standard Chartered hereby waives any Event of Default pursuant to (i) Section 8(d) of the Letter of Credit Agreement resulting from (A) the Borrowers having permitted (x) Consolidated EBIDA for the Reference Period ended on September 30, 2003 to be less than $6,551,000 and (y) Consolidated EBIDA for the Reference Period ended on October 31, 2003 to be less than $8,680,000, in breach of
Section 7(p) of the Letter of Credit Agreement, (B) the Borrowers having permitted (x) the ratio of Consolidated EBIDA to Consolidated Total Interest Expense for the Reference Period ended on September 30, 2003 to be less than 0.62:1.00 and (y) the ratio of Consolidated EBIDA to Consolidated Total Interest Expense for the Reference Period ended on October 31, 2003 to be less than 0.79:1.00, in breach of Section 7(r) of the Letter of Credit Agreement, and (C) the Credit Parties' failure to comply with Section 7(a) of the Letter of Credit Agreement as a result of balancing or make-up obligations owed to third parties due to downward adjustments in estimates of crude oil inventory owned by such third parties, (ii) Section 8(n) of the Letter of Credit Agreement resulting from Link OLP's breaches of the Crude Oil Purchase Agreement and Receivables Purchase Agreement as set forth in Section 1(b) hereto, (iii) Section 8(h) of the Letter of Credit Agreement resulting from the occurrence of "Events of Default" (under and as defined in the Lehman Credit Agreement) and (iv) Section 8(c) of the Letter of Credit Agreement resulting from the occurrence of any "default" or "event of default" under any Credit Document resulting from any "Event of Default" or "Event of Seller Default" (x) under and as defined in the Letter of Credit Agreement, the Crude Oil Purchase Agreement or the Receivables Purchase Agreement waived pursuant to this Section 1(a) and (b) or (y) under the Lehman Credit Agreement waived pursuant to the Term Loan Waiver.

         (b) Effective as of the Effective Date, SCTSC hereby waives (i) the "Event of Default" (as defined in the Crude Oil Purchase Agreement) (A) pursuant to Sections 11(b) and 11(d) of the Crude Oil Purchase Agreement resulting from Link OLP's failure to maintain at least a number of barrels of crude oil constituting its line fill equal to the "Adjusted Barrel Amount" (as defined in the Crude Oil Purchase Agreement), in breach of Section 17(g) of the Crude Oil Purchase Agreement, provided that such number of barrels of line fill does not fall below 2,150,000, and (B) pursuant to Section 11(d) of the Crude Oil Purchase Agreement resulting from the occurrences of the Events of Default under and as defined in the Letter of Credit Agreement waived by Standard Chartered pursuant to Section 1(a) hereof, and (ii) the "Event of Seller Default" (as defined in the Receivables Purchase Agreement) pursuant to Section 5(C) of the Receivables Purchase Agreement resulting from the occurrences of the Events of Default under and as defined in the Letter of Credit Agreement waived by Standard Chartered pursuant to Section 1(a) hereof.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. In order to induce Standard Chartered and SCTSC to enter into this Waiver, the Borrowers and the Guarantors represent and warrant to Standard Chartered and SCTSC (which representations and warranties shall survive the execution and delivery of this Waiver), that on and as of the Effective Date after giving effect to this Waiver and the Term Loan Waiver referred to below, (a) all of the representations and warranties contained in the Letter of Credit Agreement and in the other Credit Documents (except to the extent that such representations and warranties relate expressly to an earlier date) are true and correct and (b) no "Default," "Event of Default" or "Event of Seller Default" under the Letter of Credit Agreement, the Crude Oil Purchase Agreement or the Receivables Purchase Agreement other than those described in Section 1 hereof has occurred and is continuing.

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         SECTION 3. CONDITIONS TO EFFECTIVENESS. This Waiver shall be deemed to be effective as of the date hereof (the "Effective Date") only upon (a) the due execution and delivery of this Waiver by the Borrowers, the Guarantors, Standard Chartered, and SCTSC, and (b) the due execution and delivery of a waiver to the Lehman Credit Agreement in substantially the form attached hereto as Exhibit A (the "Term Loan Waiver") by the Borrowers, the Guarantors, the Term Lenders and the Term Lender Agent, waiving certain "Events of Default" (under and as defined in the Lehman Credit Agreement).

         SECTION 4. APPLICABLE LAW. THIS WAIVER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

         SECTION 5. EFFECT; RATIFICATION. The waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) except as expressly provided in this Waiver, be a consent to any amendment, waiver or modification of any term or condition of the Letter of Credit Agreement, the Crude Oil Purchase Agreement, the Receivables Purchase Agreement or of any other Credit Document or (ii) prejudice any right or rights that Standard Chartered or SCTSC may now have or may have in the future under or in connection with the Letter of Credit Agreement, the Crude Oil Purchase Agreement, the Receivables Purchase Agreement or any other Credit Document. This Waiver shall be construed in connection with and as part of the Letter of Credit Agreement, the Crude Oil Purchase Agreement and the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Letter of Credit Agreement, the Crude Oil Purchase Agreement, the Receivables Purchase Agreement and each other Credit Document, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

         SECTION 6. MISCELLANEOUS. It is the understanding of the parties hereto that Link OLP and ChevronTexaco Global Trading shall execute and deliver the Crude Oil Joint Marketing Agreement by no later than November 30, 2003.

         SECTION 7. COUNTERPARTS. This Waiver may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.

         SECTION 8. SEVERABILITY. In case any provision in or obligation under this Waiver shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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                  IN WITNESS WHEREOF, each of the undersigned has caused this
Waiver to be executed and delivered as an agreement under seal as of the date first written above.

                               LINK ENERGY LIMITED PARTNERSHIP

                               By:  LINK ENERGY GENERAL PARTNER
                                    LLC, its General Partner

                                    By: _____________________________________
                                         Name:  H. Keith Kaelber
                                         Title: Executive Vice President
                                                and Chief Financial Officer

                               LINK ENERGY CANADA LIMITED
                               PARTNERSHIP, as a Borrower

                               By:  LINK ENERGY GENERAL PARTNER
                                    LLC, its General Partner

                               By: ____________________________________________
                                         Name:  H. Keith Kaelber
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                               EOTT ENERGY LIQUIDS, L.P.,
                               as a Borrower

                               By:  LINK ENERGY GENERAL PARTNER
                                    LLC, its General Partner

                                    By: _______________________________________
                                         Name:  H. Keith Kaelber
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                               LINK ENERGY PIPELINE LIMITED
                               PARTNERSHIP, as a Borrower

                               By:  LINK ENERGY GENERAL PARTNER
                                    LLC, its General Partner

                               By:____________________________________________
                                    Name:  H. Keith Kaelber
                                    Title: Executive Vice President and
                                           Chief Financial Officer

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                                LINK ENERGY LLC, as a Guarantor

                                By:____________________________________________
                                          Name:   H. Keith Kaelber
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

                                LINK ENERGY GENERAL PARTNER LLC, as
                                a Guarantor

                                By:____________________________________________
                                          Name:  H. Keith Kaelber
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                STANDARD CHARTERED BANK,
                                as LC Agent, LC Issuer, an LC
                                Participant and as Collateral Agent

                                By:____________________________________________
                                          Name:
                                          Title:

                                STANDARD CHARTERED TRADE
                                SERVICES CORPORATION

                                By:____________________________________________
                                          Name:
                                          Title:

                                By:____________________________________________
                                          Name:
                                          Title:

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